Advances to joint ventures	6 Months Ended
Jun. 30, 2020
Advances to joint ventures
Advances to joint ventures

8. Advances to joint ventures

	As of
	June 30,	December 31,
(in thousands of U.S. dollars)	2020	2019
Current portion of advances to joint ventures	$—	$—
Long-term advances to joint ventures	3,988	3,831
Advances/shareholder loans to joint ventures	$3,988	$3,831

The Partnership had advances of $3.2 million and $3.0 million due from SRV Joint Gas Ltd. as of June 30, 2020 and December 31, 2019, respectively. The Partnership had advances of $0.8 million due from SRV Joint Gas Two Ltd. as of June 30, 2020 and December 31, 2019. The joint ventures repaid the original principal of all shareholder loans during 2016. As of June 30, 2020, and December 31, 2019, the outstanding balances are accrued interest on the shareholder loans.

As of September 30, 2017, the joint ventures suspended payments on the shareholder loans pending the outcome of the boil-off claim. As of April 1, 2020, the joint ventures reached an agreement on the boil-off claim requiring settlement during 2020. The suspension of payments on the shareholder loans will be re-evaluated as the claim is settled. Accordingly, the outstanding balance on the shareholder loans is classified as long-term as of June 30, 2020 and December 31, 2019. Refer to note 14 under “Joint ventures claims and accruals.” The advances, which are composed of accrued interest on the original principal, can be repaid based on available cash after servicing of long-term bank debt. There are no financial covenants in the joint ventures’ bank debt facilities, but certain other covenants and restrictions apply. Certain conditions apply to making distributions for the shareholder loans or dividends, including meeting a 1.20 historical and projected debt service coverage ratio. As of June 30, 2020, both the 1.20 historical and projected debt service coverage ratios were met by SRV Joint Gas Ltd. and SRV Joint Gas Two Ltd.